                                                                         EX-23.2
                                                                         Consent

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the  incorporation by reference in this Annual Report on Form 10-K for the year ended  December  31, 2001,  of our report  dated  February 7, 2002, except for the subsequent event paragraph of Note 15 for which the date is March
4,  2002,  appearing  in the  Registration  Statement  on  Form  S-8  (File  No.
33-335606,   effective   April  26,  2000)  of   WebFinancial   Corporation  and
Subsidiaries filed with the Securities and Exchange  Commission  pursuant to the
Securities Act of 1933.

                                    GRANT THORNTON LLP

Salt Lake City, Utah
March 29, 2002